SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              RENTERS CHOICE, INC.
               (Name of Registrant as Specified in its Charter)


     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                              RENTERS CHOICE, INC.
                         13800 Montfort Drive, Suite 300
                               Dallas, Texas 75240

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 1997

To the Holders of Common Stock of
RENTERS CHOICE, INC.

        The 1997 Annual Meeting of Stockholders of Renters Choice, Inc. (the "Company") will be held at the offices of the Company, 13800 Montfort Drive, Suite 300, Dallas, Texas 75240, on May 19, 1997, at 9:00 a.m., Dallas, Texas, time, for the following purposes:

        1. To elect two persons to serve as Class III directors in accordance with the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company; and

        2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof (the "Annual Meeting").

        A copy of the Proxy Statement in which the foregoing matters are described in more detail accompanies this Notice of Annual Meeting of Stockholders.

        Stockholders are urged to read carefully the attached Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on March 24, 1997 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders will be available for examination at the Company's offices located at 13800 Montfort Drive, Suite 300, Dallas, Texas 75240, during normal business hours for ten days before the meeting.

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY VOTE IN PERSON, EVEN IF YOU RETURNED YOUR PROXY CARD.

                                          By Order of the Board of Directors,

                                          David M. Glasgow
                                          SECRETARY
April 8, 1997
Dallas, Texas

                              RENTERS CHOICE, INC.

                         13800 Montfort Drive, Suite 300
                               Dallas, Texas 75240

                              --------------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 1997

                              --------------------

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Renters Choice, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and any postponements or adjournments thereof (the "Annual Meeting").

        The Board of Directors does not intend to bring any matters before the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting and does not know of any additional matters to be brought before the Annual Meeting by others. The Amended and Restated Bylaws of the Company require advance notice of stockholder proposals for action to be taken at the Annual Meeting and stockholder nominations of persons for election to the Board of Directors. No such notices have been received.

        This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about April 9, 1997. All duly executed proxies received by the Company or its transfer agent prior to the Annual Meeting will be voted in accordance with the instructions specified therein. As to a matter for which no instruction has been specified in a properly executed proxy, the shares represented thereby will be voted by the person named therein (1) FOR the election of Joseph V. Mariner, Jr. and J. V. Lentell as Class III directors of the Company, and (2) in the discretion of the persons named in the proxy, to transact any other business that may properly come before the Annual Meeting. A stockholder who attends the Annual Meeting may, if he or she wishes, vote by ballot at the Annual Meeting, thereby cancelling any proxy previously given. In addition, a stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering a written notice of revocation to the Secretary of the Company or by delivering a properly executed proxy bearing a later date.

        The Board of Directors has fixed the close of business on March 24, 1997 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. At that date, there were outstanding 24,792,685 shares of Common

Stock, the holders of which will be entitled to one vote per share of Common Stock on each matter submitted at the Annual Meeting. The Company has no other class of stock outstanding. The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote who are present in person or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice, other than by announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. If and when a quorum is present or represented at the Annual Meeting or any adjournment thereof, the stockholders present or represented at the meeting may continue to transact business until adjournment notwithstanding the withdrawal from the meeting of stockholders counted in determining the existence of a quorum.

        Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors at the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions will have the same legal effect as a vote against the matter on all matters other than the election of directors.

        Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

        The Company will bear the entire cost of soliciting proxies in the accompanying form. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, telegram or personal interview by officers and regular employees of the Company. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses incurred in forwarding proxy materials to beneficial owners of stock.

                              ELECTION OF DIRECTORS

        Pursuant to the Amended and Restated Certificate of Incorporation of the Company (as amended), the Board of Directors currently is divided into three separate classes (Class I, Class II and Class III). J. Ernest Talley currently serves as the Class I director until the 1998 Annual Meeting of Stockholders of the Company and until his successor has been duly elected and qualified. Mark E. Speese and Rex W. Thompson currently serve as Class II directors until the 1999 Annual Meeting of Stockholders of the Company and until their successors have been duly elected and qualified. Joseph V. Mariner, Jr. and J. V. Lentell currently serve as Class III directors until the 1997 Annual Meeting of Stockholders of the Company and until their successors have been duly elected and qualified.

        At this year's Annual Meeting, two persons will be elected to the Board of Directors, to serve as Class III directors until the 2000 Annual Meeting of Stockholders of the Company and until their successors have been duly elected and qualified. At each subsequent Annual Meeting of Stockholders of the Company, one class of directors will be elected on a rotating basis for a three-year term. Pursuant to the Company's Amended and Restated Bylaws, directors shall be elected by a plurality of votes cast in the election.

        Unless contrary instructions are set forth in the accompanying proxy, it is intended that the persons named in the proxy will vote all shares represented thereby FOR the election to the Board of Directors of Joseph V. Mariner, Jr. and
J. V. Lentell who have been properly nominated to serve as Class III directors. The Company has no reason to believe that Mr. Mariner or Mr. Lentell will be unable or unwilling to serve if elected to the Board of Directors. However, should either Mr. Mariner or Mr. Lentell become unable or unwilling to serve prior to the Annual Meeting, the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors may recommend.

NOMINEES FOR ELECTION AS DIRECTOR

                                                                                   YEAR TERM WOULD
                                                                                EXPIRE AFTER ELECTION
NAME                      AGE        BUSINESS EXPERIENCE                        IF ELECTED, AND CLASS
J.V. Lentell              58         Mr. Lentell has served as a director of the        2000
                                     Company since February 1995.  Mr. Lentell       (Class III)
                                     was employed by Kansas State Bank & Trust
                                     Co., Wichita, Kansas, from 1966 through July
                                     1993, serving as Chairman of the Board from
                                     1981 through July 1993.  Since July 1993, he
                                     has served as a director and Vice Chairman of
                                     the Board of Directors of Intrust Bank, N.A.,
                                     successor by merger to Kansas State Bank &
                                     Trust Co.

Joseph V. Mariner, Jr.    76         Mr. Mariner has served as a director of the        2000
                                     Company since February 1995.  Until his         (Class III)
                                     retirement in 1978, Mr. Mariner served as
                                     Chairman of the Board of Directors and Chief
                                     Executive Officer of Hydrometals, Inc., a large
                                     conglomerate with subsidiaries engaged in the
                                     manufacture of retail plumbing supplies,
                                     non-powered hand tools and electronic
                                     components.  Mr. Mariner currently serves as
                                     a director of Temtex Industries, Inc., a
                                     manufacturer of energy-efficient fireplaces and
                                     gas logs, Peerless Mfg. Co, a manufacturer of
                                     heavy oil and gas filtration equipment, Dyson
                                     Kissner Moran Corp., a New York based
                                     private investment company engaged in
                                     acquiring and operating a multitude of
                                     manufacturing companies with additional
                                     holdings in real estate and broadcasting,
                                     Industrial Flexible Materials, Inc., a company
                                     engaged in the business of collecting and
                                     shredding whole tires into chips which are
                                     further processed into finely granulated rubber
                                     for commercial industrial applications, and El
                                     Chico Restaurants, Inc.

PERSONS CONTINUING AS DIRECTORS

                                                                                      YEAR TERM
NAME                      AGE        BUSINESS EXPERIENCE                          EXPIRES AND CLASS
J. Ernest Talley          62         Mr. Talley has served as Chairman of the           1998
                                     Board of Directors of the Company since May      (Class I)
                                     1989 and Chief Executive Officer since
                                     November 1994.  Mr. Talley operated a
                                     rent-to-own business from 1963 to 1974 in
                                     Wichita, Kansas, which he sold to Remco (now
                                     owned by Rent-a-Center, a unit of Thorn EMI
                                     PLC) in 1974.  From 1974 to 1988, he was
                                     involved in the commercial real estate business
                                     in Dallas, Texas.  Mr. Talley co-founded
                                     Talley Lease to Own, Inc. with his son,
                                     Michael C. Talley, in 1987 and served as a
                                     director and Chief Executive Officer of that
                                     company from 1988 until its merger with the
                                     Company on January 1, 1995.

Mark E. Speese            39         Mr. Speese has served as President and a           1999
                                     director of the Company since 1990, and as      (Class II)
                                     Chief Operating Officer since November 1994.
                                     From 1990 to November 1994, Mr. Speese
                                     served as Chief Executive Officer of the
                                     Company.  From the Company's inception in
                                     1986 until 1990, Mr. Speese served as a Vice
                                     President responsible for the Company's New
                                     Jersey operations.  Prior to joining the
                                     Company, Mr. Speese was a regional manager
                                     for Rent-a-Center, a unit of Thorn EMI PLC,
                                     from 1979 to 1986.

Rex W. Thompson           47         Mr. Thompson has served as a director of the       1999
                                     Company since February 1995.  Since 1988,       (Class II)
                                     Mr. Thompson has served as a Professor of
                                     Finance at the Edwin L. Cox School of
                                     Business, Southern Methodist University,
                                     Dallas, Texas, where he also serves as
                                     Chairman of the Finance Department and as
                                     Associate Dean for Academic Affairs.
                                     Mr. Thompson previously served as an
                                     assistant professor at Carnegie-Mellon
                                     University, and as an associate professor at the
                                     University of British Columbia and the
                                     Wharton School of Business.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Company currently has an Audit Committee and a Compensation Committee of the Board of Directors. The Audit Committee is composed of Messrs. Lentell, Mariner and Thompson, who are all of the members of the Board of Directors who are not employees of the Company (the "Outside Directors"), and is responsible for reviewing the functions of the Company's management and independent auditors pertaining to the Company's financial statements and performing such other duties and functions as are deemed appropriate by the Audit Committee or the Board. Mr. Mariner is Chairman of the Audit Committee. The Compensation Committee is also composed of the Outside Directors and is responsible for recommending to the Board the base salaries and incentive bonuses for the executive officers of the Company and for administering the Company's Long-Term Incentive Plan. Mr. Thompson is Chairman of the Compensation Committee. The Audit Committee met two times and the Compensation Committee met three times during 1996. Each director attended all meetings of all committees on which he served during 1996. The Board of Directors does not have a standing nominating committee or other committee performing similar functions.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company met six times during 1996, including regularly scheduled and special meetings. Each director attended all meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

        The Outside Directors receive $2,500 for each meeting of the Board of Directors that they attend and $500 for attending a meeting of a committee of the Board. In addition, all directors are reimbursed for travel and lodging expenses of attending Board, stockholder and committee meetings. Automatic annual awards of fully-vested stock options are made to each Outside Director on the first business day of each year, which options provide for the purchase of 3,000 shares of Common Stock at a purchase price equal to the market value of the Common Stock on such date. Each of such options is immediately exercisable. The options granted to the Outside Directors on January 1, 1997, have an exercise price of $14.50 per share. The Company has entered into agreements with all directors pursuant to which the Company has agreed to indemnify them against certain claims arising out of their service as directors. Directors are also entitled to the protection of certain indemnification provisions in the Company's Amended and Restated Certificate of Incorporation and in the Company's Bylaws.

EXECUTIVE OFFICERS

        The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held by them and a description of their business experience during at least the past five years.

NAME                      AGE        POSITIONS                          BUSINESS EXPERIENCE
J. Ernest Talley          62         Chairman of the Board of   Mr. Talley has served as Chairman of the
                                     Directors and Chief        Board of Directors of the Company since
                                     Executive Officer          May 1989 and Chief Executive Officer
                                                                since November 1994.  Mr. Talley operated
                                                                a rent-to-own business from 1963 to 1974
                                                                in Wichita, Kansas.  From 1974 to 1988, he
                                                                was involved in the commercial real estate
                                                                business in Dallas, Texas. Mr. Talley
                                                                co-founded Talley Lease to Own, Inc. with
                                                                his son, Michael C. Talley, in 1987 and
                                                                served as a director and Chief Executive
                                                                Officer of that company from 1988 until its
                                                                merger with the Company on January 1,
                                                                1995.

Mark E. Speese            39         President, Chief Operating Mr. Speese has served as President and a
                                     Officer and Director       director of the Company since 1990, and
                                                                as Chief Operating Officer since
                                                                November 1994. From 1990 to November
                                                                1994, Mr. Speese served as Chief
                                                                Executive Officer. From the Company's
                                                                inception in 1986 until 1990, Mr. Speese
                                                                served as a Vice President responsible
                                                                for the Company's New Jersey operations.
                                                                Prior to joining the Company, Mr. Speese
                                                                was a regional manager for
                                                                Rent-a-Center, a unit of Thorn EMI PLC,
                                                                from 1979 to 1986.

Mitchell E. Fadel         39         President and Chief        Mr. Fadel has served as President and
                                     Executive Officer-         Chief Executive Officer of ColorTyme,
                                     ColorTyme, Inc.            Inc. since November 1992. From January
                                                                1992 to December 1994, he also served as
                                                                President of ColorTyme Stores, Inc., a
                                                                former affiliate of ColorTyme, Inc.
                                                                ColorTyme, Inc. is a national franchisor
                                                                of 251 rent-to-own stores and is a
                                                                wholly-owned subsidiary of the Company.

L. Dowell Arnette         49         Executive Vice President   Mr. Arnette has served as an Executive
                                                                Vice President of the Company since
                                                                September 1996.  From May 1995 to
                                                                September 1996, Mr. Arnette served as
                                                                Senior Vice President of the Company.
                                                                From November 1994 to May 1995, he
                                                                served as Regional Vice President of the
                                                                Company.  From 1993 to November 1994,
                                                                he served as a regional manager of the
                                                                Company responsible for the southeastern
                                                                region.  From 1975 until 1993, Mr. Arnette
                                                                was an Executive Vice President of DEF
                                                                Investments, Inc. ("DEF"), an operator of
                                                                rent-to-own stores.  The Company acquired
                                                                substantially all of the assets of DEF and its
                                                                subsidiaries in April 1993.  Mr. Arnette is
                                                                the brother of Joseph T. Arnette, Vice
                                                                President - Training & Personnel of the
                                                                Company.

Dana F. Goble             31         Senior Vice President      Mr. Goble was appointed Senior Vice
                                                                President of the Company in December
                                                                1996 and served as a Regional Vice
                                                                President of the Company from May 1995
                                                                until December 1996.  From April 1993 to
                                                                May 1995, Mr. Goble served as the
                                                                Company's regional manager for the Detroit,
                                                                Michigan area.  From 1986 through April
                                                                1993, Mr. Goble held several positions with
                                                                DEF, including regional manager for the
                                                                states of Indiana, Michigan and Ohio.

Danny Z. Wilbanks         41         Senior Vice President -    Mr. Wilbanks was appointed Senior Vice
                                     Finance and Chief          President - Finance and Chief Financial
                                     Financial Officer          Officer of the Company in April 1997.
                                                                From January 1995 to April 1997, Mr.
                                                                Wilbanks served as President and Chief
                                                                Executive Officer of Trans Texas
                                                                Capital, L.L.C., a rental purchase
                                                                company, the assets of which were
                                                                acquired by the Company in February
                                                                1997. Between August 1993 and January
                                                                1995, Mr. Wilbanks was a self-employed
                                                                consultant in the rent-to-own industry.
                                                                From January 1986 to August 1993, Mr.
                                                                Wilbanks, who is a certified public
                                                                accountant, served as Chief Financial
                                                                Officer of REMCO, a rental purchase
                                                                company.

Randall S. Simpson        30         Vice President - Finance   Mr. Simpson has served as Vice President
                                                                - Finance of the Company since November
                                                                1996. From November 1996 until April
                                                                1997, Mr. Simpson served as Vice
                                                                President - Finance and Chief Financial
                                                                Officer of the Company. From October
                                                                1995 to November 1996, Mr. Simpson, who
                                                                is a certified public accountant, served
                                                                as Controller of the Company. From May
                                                                1994 until October 1995, Mr. Simpson
                                                                worked as an Audit Supervisor for Grant
                                                                Thornton LLP. From March 1993 to May
                                                                1994, Mr. Simpson was the sole
                                                                proprietor of an accounting practice and
                                                                from June 1989 to March 1993, Mr.
                                                                Simpson was a Supervising Senior Auditor
                                                                for KPMG Peat Marwick.

Douglas R. Balduini       36         Regional Vice President    Mr. Balduini has served as a Regional
                                                                Vice President of the Company since
                                                                December 1995. From November 1993 to
                                                                December 1995, Mr. Balduini served as
                                                                the Company's regional manager for
                                                                northern New Jersey. From the Company's
                                                                inception in 1986 until November 1993,
                                                                Mr. Balduini served the Company as a
                                                                store manager in various locations
                                                                throughout northern New Jersey.

Christopher R. Dement     35         Regional Vice President    Mr. Dement has served as a Regional Vice
                                                                President of the Company since November
                                                                1994. Mr. Dement joined the Company as a
                                                                regional manager in 1992. From 1985
                                                                through 1992, Mr. Dement held various
                                                                store and regional management positions
                                                                with DEF.

Anthony M. Doll           28         Regional Vice President    Mr. Doll has served as a Regional Vice
                                                                President of the Company since September
                                                                1996. From May 1995 to September 1996,
                                                                Mr. Doll served as the Company's
                                                                regional manager for the Detroit,
                                                                Michigan area. From April 1993 to May
                                                                1995, Mr. Doll served as the manager of
                                                                the Company's stores in Michigan. Prior
                                                                to that time, Mr. Doll attended Michigan
                                                                State University, where he received a
                                                                Bachelor's Degree in Social Science in
                                                                June 1992.

Michael T. Draughn        43         Regional Vice President    Mr. Draughn has served as a Regional
                                                                Vice President of the Company since
                                                                January 1997. From September 1995 to
                                                                January 1997, Mr. Draughn served as a
                                                                regional manager of the Company for the
                                                                central Alabama region. Mr. Draughn
                                                                served as a store manager for MRTO
                                                                Holdings, Inc. (d/b/a Magic Rent-to-Own)
                                                                ("MRTO Holdings") from August 1992 to
                                                                October 1993 and as a zone manager for
                                                                MRTO Holdings from October 1993 until
                                                                the Company acquired MRTO Holdings in
                                                                September 1995.

C. Edward Ford, III       30         Regional Vice President    Mr. Ford has served as a Regional Vice
                                                                President of the Company since January
                                                                1997. From November 1994 until January
                                                                1997, Mr. Ford served as a regional
                                                                manager for the Company for the
                                                                Tennessee region. From July 1993 until
                                                                November 1994, Mr. Ford served as a
                                                                store manager for the Company. Prior to
                                                                joining the Company in May 1993, Mr.
                                                                Ford was employed as an insurance agent.

J. Kenneth Gossett        31         Regional Vice President    Mr. Gossett has served as a Regional
                                                                Vice President of the Company since
                                                                January 1997. Mr. Gossett served as a
                                                                regional manager for the Company from
                                                                September 1994 until January 1997 for
                                                                the North Carolina region. Mr. Gossett
                                                                served as a regional manager for MRTO
                                                                Holdings from February 1991 until the
                                                                Company acquired MRTO Holdings in
                                                                September 1995.

David A. Kraemer          35         Regional Vice President    Mr. Kraemer has served as a Regional
                                                                Vice President of the Company since
                                                                December 1995. Mr. Kraemer served as a
                                                                Divisional Vice President for MRTO
                                                                Holdings from November 1990 until the
                                                                Company acquired MRTO Holdings in
                                                                September 1995.

Thomas J. Lopez           37         Regional Vice President    Mr. Lopez has served as a Regional Vice
                                                                President of the Company since December
                                                                1995. Mr. Lopez served as a Divisional
                                                                Vice President for MRTO Holdings from
                                                                April 1991 until the Company acquired
                                                                MRTO Holdings in September 1995. Prior
                                                                to joining MRTO Holdings, Mr. Lopez
                                                                served as an area vice president for
                                                                U-Can-Rent, a rent-to-own company based
                                                                in Athens, Georgia.

William C. Nutt           40         Regional Vice President    Mr. Nutt has served as a Regional Vice
                                                                President of the Company since December
                                                                1995. From December 1992 through
                                                                December 1995, Mr. Nutt served as the
                                                                Company's regional manager for the
                                                                northeast Ohio area. Prior to joining
                                                                the Company, Mr. Nutt was a partner in
                                                                McKenzie Leasing of Northern Ohio.

Leslie C. Preston         40         Regional Vice President    Mr. Preston has served as a Regional
                                                                Vice President of the Company since
                                                                January 1997. From 1993 until January
                                                                1997, Mr. Preston served as a regional
                                                                manager of the Company for the northwest
                                                                New York region. Prior to joining the
                                                                Company, Mr. Preston served as a
                                                                regional manager of DEF from 1991 to
                                                                1993.

John H. Spangle           41         Regional Vice President    Mr. Spangle has served as a Regional
                                                                Vice President of the Company since
                                                                December 1995. Mr. Spangle served as a
                                                                Divisional Vice President for MRTO
                                                                Holdings from December 1990 until the
                                                                Company acquired MRTO Holdings in
                                                                September 1995. Prior to joining MRTO
                                                                Holdings, Mr. Spangle was the controller
                                                                for Pate Engineers, Inc., a Houston
                                                                based civil engineering firm.

Juan M. Velez             47         Regional Vice President    Mr. Velez has served as a Regional Vice
                                                                President of the Company since March
                                                                1996. Mr. Velez served the Company as
                                                                regional manager for Puerto Rico from
                                                                1989 until March 1996.

                                            -11-

John H. Whitehead         47         Regional Vice President    Mr. Whitehead has served as a Regional
                                                                Vice President of the Company since May
                                                                1995. From July 1993 to May 1995, Mr.
                                                                Whitehead served as the Company's
                                                                regional manager for the Atlanta,
                                                                Georgia area and from July 1992 to July
                                                                1993, he served as manager of one of the
                                                                Company's stores in New Jersey. From
                                                                1988 through December 1991, Mr.
                                                                Whitehead served as the general manager
                                                                and district manager of Dairy Stores,
                                                                Inc., a convenience store chain based in
                                                                Edison, New Jersey.

Joseph T. Arnette         46         Vice President - Training  Mr. Arnette has served as Vice President
                                     & Personnel                - Training and Personnel of the Company
                                                                since September 1996. Mr. Arnette served
                                                                as general manager of Consolidated
                                                                Rentals Systems, Inc., an operator of
                                                                rent-to-own stores in Georgia and
                                                                Alabama, from December 1989 until the
                                                                Company acquired the assets of
                                                                Consolidated Rentals Systems, Inc. in
                                                                May 1995. Mr. Arnette is the brother of
                                                                L. Dowell Arnette, Executive Vice
                                                                President of the Company.

David M. Glasgow          28         Secretary/Treasurer        Mr. Glasgow has served as
                                                                Secretary/Treasurer of the Company since
                                                                June 1995. From March 1995 to June 1995,
                                                                Mr. Glasgow served as the Company's
                                                                accounting operations supervisor and
                                                                from June 1993 to March 1995, he was an
                                                                accountant for the Company. From January
                                                                1993 through May 1993, Mr. Glasgow was
                                                                an insurance adjuster for Crawford &
                                                                Company in Dallas, Texas. Mr. Glasgow
                                                                received a Bachelor of Business
                                                                Administration Degree from Stephen F.
                                                                Austin State University in December
                                                                1992.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth the compensation for the years ended December 31, 1994, 1995 and 1996 awarded to or earned by (i) each person serving as chief executive officer of the Company at any time during such periods, and
(ii) certain other executive officers of the Company whose salary and bonus exceeded $100,000 for services rendered in all capacities (the "Named Executive Officers").

                                                     Annual                              Long Term
                                                 Compensation(1)                       Compensation
                                            -------------------------   ---------------------------------------
                                                                                                  Securities
                                                                           Restricted             Underlying           Other
Name And Principal Position       Year      Salary ($)      Bonus ($)    Stock Awards($)        Options/sars(#)   Compensation($)(1)
---------------------------       ----      ----------      ---------    ---------------        ---------------   ------------------
J. Ernest Talley (2) .........    1996       240,000            --                  --                 --                    --
Chairman of the Board and ....    1995       240,000            --                  --                 --                    --
Chief Executive Officer ......    1994        60,000(2)         --                  --                 --                    --

Mark E. Speese ...............    1996       160,000          15,900                --                 --                    --
President and Chief Operating     1995       150,000            --                  --                 --                    --
Officer ......................    1994       150,000           9,668                --                 --                    --

Mitchell E. Fadel (3) ........    1996       140,000(3)       96,000                --               10,000(4)               --
President and Chief Executive     1995          --              --                  --                 --                    --
Officer - ColorTyme, Inc. ....    1994          --              --                  --                 --                    --

L. Dowell Arnette ............    1996       150,000          15,900                --                 --                    --
Executive Vice President .....    1995       132,000          22,990                --               15,000(5)               --
                                  1994       139,251          26,280                --                 --                    --

David D. Real (6) ............    1996       137,500         120,000(7)          384,375(7)            --                    --
Senior Vice President-Finance     1995        37,500            --                  --                 --                    --
and Chief Financial Officer ..    1994          --              --                  --                 --                    --

Juan M. Velez ................    1996        82,000          30,381                --                2,500(8)               --
Regional Vice President ......    1995        51,165          36,325                --                7,500(9)               --
                                  1994        50,497          35,448                --                 --                    --

----------
(1) The Named Executive Officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites or other benefits the aggregate incremental cost of which to the Company for each officer did not exceed the lesser of $50,000, or 10% of the total of annual salary and bonus reported for each such officer.

(2) Mr. Talley received no salary or other compensation from the Company prior to October 1, 1994. The amount presented for 1994 reflects the portion of his $240,000 annual salary received in 1994.

(3) Mr. Fadel is President of ColorTyme, Inc., a wholly-owned subsidiary of the Company, which was acquired by the Company in May 1996. The amount presented for 1996 reflects the portion of his $210,000 annual salary received in 1996.

(4) In July 1996, Mr. Fadel was granted 10,000 options to purchase the Company's Common Stock on a one-for-one basis, pursuant to the Company's Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of grant.

(5) In May 1995, Mr. Arnette was granted 15,000 options to purchase the Company's Common Stock on a one-for-one basis, pursuant to the Company's Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of grant.

(6) Mr. Real joined the Company in October 1995. His salary for 1995 and 1996 on an annualized basis was $150,000. Mr. Real resigned his position with the Company in November 1996.

(7) On September 11, 1995, Mr. Real was awarded 62,500 restricted shares of the Company's common stock, par value $0.01 per share, (the "Common Stock") under the Company's Long-Term Incentive Plan, subject to forfeiture on termination of employment in certain circumstances. On September 11, 1996, Mr. Real vested in 20% of the restricted shares awarded to him. In November 1996, Mr. Real resigned his position with the Company. Upon his resignation, an additional 20%, or 12,500 shares, were awarded to Mr. Real as part of a Separation Agreement. The remaining 37,500 shares were forfeited. The Company paid a total of $120,000 in bonuses to defray all or a portion of Mr. Real's federal income tax liability incurred pursuant to such forfeiture.

(8) In January 1996, Mr Velez was granted 2,500 options to purchase the Company's Common Stock on a one-for-one basis, pursuant to the Company's Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of grant.

(9) In May 1995, Mr. Velez was granted 7,500 options to purchase the Company's Common Stock on a one-for-one basis, pursuant to the Company's Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of grant.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                  Potential realizable value
                                                                                    at assumed annual rates
                                                                                  of stock price appreciation
                               Individual Grants                                      for option term (1)
-------------------------------------------------------------------------------   ---------------------------
                        Number of      Percent of
                       securities     total options
                       underlying      granted to     Exercise or
                         options      employees in    base price    Expiration
       Name           granted(2)(#)    fiscal year      ($/Sh)         Date         5% ($)        10% ($)
-------------------   -------------   -------------   -----------   -----------   -----------  ----------
J. Ernest Talley              0           0                N/A               N/A        N/A           N/A

Mark E. Speese ..             0           0                N/A               N/A        N/A           N/A

Mitchell E. Fadel        10,000(3)        1.4%          $24.63(3)    7/2/2006(3)    154,923       392,602

L. Dowell Arnette             0           0                N/A               N/A        N/A           N/A

David D. Real ...             0           0                N/A               N/A        N/A           N/A

Juan M. Velez ...         2,500            .4%          $13.50          1/2/2006     21,229        53,798

(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(2) Options are exercisable at 25% per year, beginning one year from the date of grant.

(3) These amounts represent options that were granted to Mr. Fadel in July 1996 and were outstanding as of December 31, 1996 (the "1996 Options"). Effective January 2, 1997, the 1996 Options were cancelled and Mr. Fadel was granted 10,000 new options to replace the 1996 Options. The new options vest at 25% per year, beginning January 2, 1998, have an exercise price of $14.38 per share and expire on January 2, 2007.

EMPLOYMENT AGREEMENTS

        The Company entered into an employment agreement with Danny Z. Wilbanks dated March 28, 1997, pursuant to which Mr. Wilbanks became the Senior Vice President - Finance and Chief Financial Officer of the Company effective April 1, 1997. The employment agreement provides for Mr. Wilbanks' employment by the Company for a two-year period commencing April 1, 1997, subject to earlier termination by the Company or Mr. Wilbanks at any time for any reason, and for an annual salary of $140,000 for the first year, with annual increases thereafter as authorized by the Company's Board of Directors. If Mr. Wilbanks' employment is terminated by the Company prior to March 31, 1998, the Company will continue to pay Mr. Wilbanks his base compensation through that date. The Company and Mr. Wilbanks also entered into a stock option agreement pursuant to which Mr. Wilbanks received an option to purchase 60,000 shares of the Company's Common Stock, par value $0.01 per share, under the Company's Long-Term Incentive Plan, at an exercise price of $14.00 per share. Of the 60,000 options granted, 10,000 are immediately exercisable, with the remaining options vesting over a five-year period on each anniversary date of the agreement through the year 2002.

        Pursuant to the Company's acquisition of ColorTyme, Inc. in May 1996, the Company entered into a severance agreement with Mitchell E. Fadel, President and Chief Executive Officer of ColorTyme, Inc., whereby the Company agreed to provide certain health benefits to Mr. Fadel and to pay Mr. Fadel approximately $105,000 should his employment be terminated prior to December 31, 1997.

        The Company does not have employment agreements with any other executive officers or other members of management.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        J. E. Talley, Chairman of the Board and Chief Executive Officer of the Company, served as a member of the Company's Compensation Committee during a portion of 1996. Other than Mr. Talley, no person who served as a member of the Company's Compensation Committee during 1996 (i) was an officer or employee of the Company during such year, (ii) was formerly an officer of the Company or
(iii) except for Mr. Lentell, was a party to any material transaction set forth under the heading "Certain Relationships and Related Transactions" set forth below.

        J. V. Lentell, a director of the Company, serves as Vice Chairman of the Board of Directors of Intrust Bank, N.A., one of the Company's lenders. Intrust Bank, N.A. is a $18,000,000 participant in the Company's $90,000,000 line of credit. The Company also maintains a separate line of credit with Intrust Bank, N.A., of which $1,755,000 was advanced as of March 24, 1997.

        No executive officer of the Company served as a member of the compensation or similar committee or Board of Directors of any other entity of which an executive officer served on the Compensation Committee or Board of Directors of the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        In February 1995, the Board of Directors established a Compensation Committee to review and approve the compensation levels of members of management, evaluate the performance of management, consider management succession and consider any related matters for the Company. The Committee is charged with reviewing with the Board of Directors in detail all aspects of compensation for the executive officers of the Company.

        The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include creating and then preserving strong financial performance, increasing the assets of the Company, enhancing stockholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates.

        The available forms of executive compensation include base salary, cash bonus awards and incentive stock options, restricted stock awards and stock appreciation rights. Performance of the Company is a key consideration. The Company's compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long-term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company's compensation policy also gives consideration to the Company's achievement of specified business objectives when determining executive officer compensation. An additional achievement of the Compensation Committee has been to offer officers equity compensation in addition to salary in keeping with the Company's overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers.

        Compensation paid to executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers. Stock option awards in fiscal year 1996 were used to reward certain officers and to retain them through the potential of capital gains and equity buildup in the Company. The number of stock options granted is determined by the subjective evaluation of the officer's ability to influence the Company's long term growth and profitability. Stock options have been granted only pursuant to the Company's Long-Term Incentive Plan. The Board of Directors believes the award of options represents an effective incentive to create value for the stockholders.

        The Chief Executive Officer's base salary for fiscal year 1996 remained at $240,000. Effective January 1, 1997, the Committee increased the Chief Executive Officer's base salary approximately 4.2% to $250,000 to raise the Chief Executive Officer's salary to a level the Committee deemed to be commensurate with the Chief Executive Officer's position at comparable publicly owned companies. In determining the compensation of the Chief Executive Officer, the Committee considered the Chief Executive Officer's performance, his compensation history and other subjective factors. The Committee believes that the Chief Executive Officer's 1996 and 1997 compensation levels are justified by the Company's financial progress and performance against the goals set by the Committee.


                                            COMPENSATION COMMITTEE

                                            Rex W. Thompson
                                            J. V. Lentell
                                            Joseph V. Mariner, Jr.

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in cumulative total stockholder return on the Company's Common Stock, with the cumulative total return of the NASDAQ Stock Market - Market Index and the Renters Choice "peer group" of competitors (the "Peer Group") for the period beginning January 25, 1995, and ending December 31, 1996, assuming an investment of $100.00 on January 25, 1995, and the reinvestment of dividends.

        The Peer Group for fiscal year 1995 consisted of Aaron Rents, Inc., Advantage Companies, Inc., Heilig Meyers Company, Rent Way, Inc. and Rhodes, Inc. During fiscal year 1996, Advantage Companies, Inc. and Rhodes, Inc. ceased to be public companies, thus removing them from public trading and as a result, from the Company's Peer Group. Bestway, Inc., a rent-to-own company, was added to the Peer Group for fiscal year 1996, as 1996 was the first full year of public trading of Bestway, Inc. The Peer Group for fiscal year 1996 was selected from firms with lines of business similar to the Company's. The companies in the Peer Group for fiscal year 1996 are Aaron Rents, Inc., Bestway, Inc., Heilig Meyers Company, and Rent Way, Inc.

        The stock price performance shown on the graph reflects the change in the Company's stock price relative to the noted indices at December 31, 1995 and 1996, and not for any interim periods and is not necessarily indicative of future price performance.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                            1/25/95        12/31/95       12/31/96
Renters Choice, Inc           100            358.51         378.01
NASDAQ                        100            128.69         159.91
Peer Group, Inc.              100            77.86          77.62

                     ASSUMES $100 INVESTED ON JAN. 25, 1995
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1996

INDEMNIFICATION ARRANGEMENTS

        The Company's Amended and Restated Bylaws provide for the indemnification of its executive officers and directors, and the advancement of expenses to such persons in connection with proceedings and claims arising out of their status as such, to the fullest extent permitted by the General Corporation Law of the State of Delaware. The Amended and Restated Bylaws also contain provisions intended to facilitate an indemnitee's receipt of such benefits. In addition, the Company maintains a customary directors' and officers' liability insurance policy covering its directors and officers.


                        PROPOSALS FOR STOCKHOLDER ACTION

                            I. ELECTION OF DIRECTORS

        The nominees for election as directors are Joseph V. Mariner, Jr. and J.
V. Lentell. Information concerning the nominees is set forth in the section captioned "Election of Directors."

              THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

                               II. OTHER BUSINESS

        The Board of Directors does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

        Representatives of Grant Thornton LLP, the Company's independent public accountants for the fiscal year ended December 31, 1996, will attend the Annual Meeting and be available to respond to appropriate questions which may be asked by stockholders. Such representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

        The Audit Committee of the Board of Directors of the Company has not appointed an independent public accounting firm for the 1997 fiscal year. The Board of Directors, and the Audit Committee thereof, annually review the performance of the Company's independent public accountants and the fees charged for their services. The Board of Directors anticipates, from time to time, obtaining competitive proposals from other independent public accounting firms for the Company's annual audit. Based upon the Board and Audit Committee's analysis of such information, the Company will determine which independent public accounting firm to engage to perform its annual audit each year.

                             ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of March 24, 1997 by (i) each person who is the beneficial owner of 5% or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the persons named below have the sole power to vote and dispose of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable.

                                      Amount and Nature
Name of Beneficial Owner           of Beneficial Ownership     Percent of Class
------------------------           -----------------------     ----------------
J. Ernest Talley(1)                       6,142,248(2)               24.8%

Mark E. Speese(1)                         2,760,032(3)               11.1%

L. Dowell Arnette                           412,414(4)                1.7%

Mitchell E. Fadel                            84,523                    *

Juan M. Velez                                76,781(5)                 *

J. V. Lentell                                15,000(6)                 *

Rex W. Thompson                              15,000(6)                 *

Joseph V. Mariner                             9,602(7)                 *

All officers and directors as a
group (25 total)                          9,669,628(8)               39.0%

---------------
*       Less than 1%

(1) The address of J. Ernest Talley and Mark E. Speese is 13800 Montfort Drive, Suite 300, Dallas, Texas 75240.

(2) Does not include an aggregate of 326,184 shares owned by two of Mr. Talley's children, as to which Mr. Talley disclaims beneficial ownership.

(3) Does not include an aggregate of 1,800 shares owned by three of Mr. Speese's children, as to which Mr. Speese disclaims beneficial ownership.

(4) Includes 7,500 shares issuable pursuant to options granted under the Company's Long-Term Incentive Plan, 3,750 of which will become exercisable on May 9, 1997, and 3,750 of which are currently exercisable.

(5) Includes 8,125 shares issuable pursuant to options granted under the Company's Long-Term Incentive Plan, 3,750 of which became exercisable on May 9, 1996, 625 which became exercisable on January 2, 1997 and 3,750 which become exercisable on May 9, 1997.

(6) These shares are issuable pursuant to options granted under the Company's Long-Term Incentive Plan, all of which are currently exercisable.

(7) 3,000 of these shares are issuable pursuant to options granted under the Company's Long-Term Incentive Plan, all of which are currently exercisable.

(8)     Does not include shares as to which beneficial ownership is disclaimed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN BUSINESS RELATIONSHIPS

        J. V. Lentell, a director of the Company, serves as Vice Chairman of the Board of Directors of Intrust Bank, N.A., one of the Company's lenders. Intrust Bank, N.A. is a $18,000,000 participant in the Company's $90,000,000 line of credit. The Company also maintains a separate line of credit with Intrust Bank, N.A., of which $1,755,000 was advanced as of March 24, 1997.

ACQUISITION OF COLORTYME, INC.

        In May 1996, the Company, ColorTyme, Inc. ("Old ColorTyme") and CT Acquisition Corporation, a wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Reorganization pursuant to which Old ColorTyme was merged into CT Acquisition Corporation, with CT Acquisition Corporation being the surviving corporation (the "ColorTyme Acquisition"). Upon effectiveness of the merger, the name of CT Acquisition Corporation was changed to ColorTyme, Inc.

        The merger consideration paid by the Company consisted of cash in the amount of approximately $4.7 million, 343,175 restricted shares of the Company's Common Stock valued at $19.04 per share and 313,000 options issued to franchisees of ColorTyme, each to purchase one share of the Company's Common Stock for a price of $26.75 per share. Mitchell E. Fadel, President and Chief Executive Officer of ColorTyme, Inc. and a former shareholder of Old ColorTyme, received 84,223 of the restricted shares issued by the Company as part of the merger consideration.

        The estate of Willie Ray Talley was the largest shareholder of Old ColorTyme, owning approximately 63% of the outstanding shares of common stock. Willie Ray Talley was the brother of J. Ernest Talley, Chairman of the Board of Directors and Chief Executive Officer of the Company. J. Ernest Talley is the executor of the estate of Willie Ray Talley. Willie Ray Talley had personally guaranteed certain debts owed by Old ColorTyme and its subsidiaries which were paid off in connection with the ColorTyme Acquisition. The ColorTyme Acquisition was approved by a majority of the disinterested directors of the Company in compliance with Delaware law.

        At the time of the closing of the ColorTyme Acquisition, ColorTyme was the franchisor of 313 rent-to-own stores in 40 states, and directly owned seven rent-to-own stores.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as set forth below, the Company believes, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, that during 1996 all of the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

        David D. Real and Juan M. Velez each failed to timely file one SEC Form 4 and Randall W. Simpson, Mitchell E. Fadel and Juan M. Velez each failed to timely file one SEC Form 3. Late reports were filed in each instance.


FUTURE STOCKHOLDER PROPOSALS

        Proposals that stockholders of the Company intend to present for inclusion in the Company's proxy statement and form of proxy with respect to the Company's 1998 Annual Meeting of Stockholders must be received by the Company at the address indicated on the first page of this Proxy Statement no later than December 1, 1997. In addition, the Company's Amended and Restated Bylaws generally require stockholders to give notice to the Company not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company in order to present proposals (whether or not such proposals are to be included in the Company's proxy materials) or to nominate directors.

ANNUAL REPORT

        The Company's Annual Report for the year ended December 31, 1996 (which includes a copy of the Company's Annual Report on Form 10-K) has been mailed to all stockholders of record as of March 24, 1997. Such Annual Report is not a part of the proxy solicitation material. The Company will provide without charge a copy of the Annual Report on Form 10-K (without exhibits) to any stockholder upon written request to David M. Glasgow, Secretary of the Company, 13800 Montfort Drive, Suite 300, Dallas, Texas 75240.

                                            By Order of the Board of Directors,



                                            David M. Glasgow
                                            SECRETARY

                              RENTERS CHOICE, INC.
                        13800 Montfort Drive, Suite 300
                              Dallas, Texas 75240

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY

P        The undersigned, hereby revoking all prior proxies, hereby appoints J.
    Ernest Talley and Mark E. Speese, jointly and severally, with full power to
R act alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares of
O Common Stock of Renters Choice, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of
X Stockholders of Renters Choice, Inc. to be held on May 19, 1997 and at any adjournments and postponements thereof. The above-named proxies are hereby
Y   instructed to vote as shown on the reverse side of this card.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

    COMMENTS/ADDRESS CHANGE, PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE

                                      (Continued and to be signed on other side)


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                Please mark  [X]
                                                                 your votes
                                                                 as in this
                                                                  example.

1. ELECTION OF CLASS III DIRECTORS for the term set forth in the accompanying proxy statement.

   FOR all         WITHHOLD         Joseph V. Mariner, Jr., J. V. Lentell
  nominees        AUTHORITY
 listed to      to vote for all   WITHHELD FOR: (To withhold authority to vote
 the right      nominees listed   for any individual nominee, write the
                 to the right     nominee's name in the space provided below.
   [ ]               [ ]          ___________________________________________

 2. In their discretion, upon such       The undersigned(s) acknowledges receipt
    other business as may properly       of the Notice of 1997 Annual Meeting of
    come before the meeting.             Stockholders and the proxy statement
                                         accompanying the same, each dated
                                         April 6, 1997.

                                         Please date this proxy and sign your
                                         name exactly as it appears hereon. If
                                         there is more than one owner, each
                                         should sign. When signing as an agent,
                                         attorney, administrator, guardian or
                                         trustee, please indicate your title as
                                         such. If executed by a corporation this
                                         proxy should be signed in the corporate
                                         name by a duly authorized officer who
                                         should so indicate his or her title.

                                         PLEASE DATE, SIGN AND RETURN THIS PROXY
                                            PROMPTLY IN THE ENCLOSED ENVELOPE.


                                         _____________________________________
                                         Date

                                         _____________________________________
                                         Signature

                                         _____________________________________
                                         Signature if held jointly